UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549
                                   _______________

                                      FORM 8-K

                                   CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                  Date of Report (Date of earliest event reported)
                                   November 5, 2008
                                   _______________

                           DIALYSIS CORPORATION OF AMERICA
                 (Exact Name of Registrant as Specified in Charter)

           Florida                       0-8527               59-1757642
(State or Other Jurisdiction          (Commission           (IRS Employer
      of Incorporation)               File Number)        Identification No.)

1302 Concourse Drive, Suite 204, Linthicum, MD                  21090
   (Address of Principal Executive Offices)                   (Zip Code)

      Registrant's telephone number, including area code: (410) 694-0500

                                   ________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On November 5, 2008, Dialysis Corporation of America issued a press release announcing its financial results for the quarter ended September 30, 2008. A copy of the November 5, 2008 press release is attached as an exhibit to this Current Report and is incorporated herein by reference.

     The information furnished pursuant to Item 2.02, including the Exhibit
(99)(i), shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

     Dialysis Corporation of America will be hosting a conference call in conjunction with the press release of its financial results attached as the exhibit to this current report. The conference call will be held on Thursday, November 6, 2008 at 10:00 a.m. EDT. The call is accessible either by dialing (866) 238-0826 (enter pass-code 1298061), or by simulcast on the internet at http://www.startconference.com, conference ID 2135668 (pop-up blocker must be turned off). Participants may be asked to provide the title of the conference call, which is "Dialysis Corporation of America 2008 3rd Quarter Earnings Call." A copy of this current report on Form 8-K and the attached press release announcing the financial results for the third quarter ended September 30, 2008 will be available through the company's website, www.dialysiscorporation.com, under the "Investor Relations - DCA SEC Filings" tabs. A replay of the conference call will be available on the company's website for a period of 30 days following the conference call.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits

    (99) Additional Exhibits

        (i) Press Release dated November 5, 2008


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                          /s/ Stephen W. Everett
                                       By______________________________
                                          STEPHEN W. EVERETT
                                          President and Chief Executive
                                             Officer

Dated:  November 5, 2005

                                  EXHIBIT INDEX

Exhibit No.
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  (99)(i)   Press Release dated November 5, 2008